UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -----------------------
                                    FORM 8-K
                            -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DECEMBER 29, 2004                         333-05188-A
---------------------------------------      -----------------------------------
 Date of  Report  (Date  of earliest          Commission File Number
         event reported)

                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                              65-0669842
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A.  APPROVAL OF THE STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED.

Effective December 29, 2004, a majority of the stockholders of Phone1Globalwide, Inc. (the "Company") approved an amendment and restatement of the 2000 Stock Incentive Plan of the Company (the "Stock Incentive Plan"), to: (i) increase the maximum number of shares of common stock par value $.001 per share (the "Common Stock") issuable under the Stock Incentive Plan by 16,000,000, to a total of 20,000,000; (ii) to increase the maximum number of shares of Common Stock that can be subject to awards granted to any participant in any fiscal year from 1,000,000 to 2,000,000; and (iii) to increase the maximum number of shares of Common Stock that can be subject to options granted to our non-employee directors from 75,000 to 300,000. In addition, as required under current tax law, the performance goals applicable to restricted stock granted under the Stock Incentive Plan were re-approved by a majority of our stockholders.

                     DESCRIPTION OF THE STOCK INCENTIVE PLAN

The following summary of the Stock Incentive Plan is qualified in its entirety by reference to the Stock Incentive Plan, a copy of which is available upon request from the Chief Financial Officer. Please refer to the Stock Incentive Plan for a complete statement of the Stock Incentive Plan's provisions.

SHARES OF COMMON STOCK AVAILABLE UNDER THE STOCK INCENTIVE PLAN

Under the Stock Incentive Plan, we may grant non-qualified stock options and incentive stock options to purchase shares of Common Stock, and restricted stock. 20,000,000 shares of Common Stock may be issued under the Stock Incentive Plan (of which 19,000,000 may be used for incentive stock options). The Stock Incentive Plan does provide for equitable adjustment of the number of shares subject to the Stock Incentive Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend recapitalization, merger or similar event. Other than with regard to incentive stock options, the number of shares that may be delivered under the Stock Incentive Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause the Company to withhold from the shares of Common Stock otherwise deliverable to him or her upon the exercise of an award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

STOCK INCENTIVE PLAN ADMINISTRATORS

The authority to control and manage the operation and administration of the Stock Incentive Plan is vested in a Committee appointed by our Board of Directors from time to time. The Committee has discretion to: (i) determine the types, terms and conditions of all awards, including the exercise price or purchase price (if any), the performance goals and other earn-out and/or vesting contingencies and acceleration provisions; (ii) adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees); and (iii) delegate administrative responsibilities, to construe and interpret the terms of the Stock Incentive Plan and any agreements evidencing awards granted.

ELIGIBILITY TO PARTICIPATE IN THE STOCK INCENTIVE PLAN

The Committee, in its sole discretion, may grant stock options and restricted stock to employees and consultants of the Company, its subsidiary corporations or parent corporations. Participants are selected on the basis of demonstrated ability to contribute substantially to the Company. Our Board has authority to grant stock options to non-employee directors according to the Stock Incentive Plan. All awards are subject to the terms of a written agreement between the participant and the Company.

TYPES OF AWARDS THAT MAY BE GRANTED UNDER THE STOCK INCENTIVE PLAN


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The awards granted under the Stock Incentive Plan may be either incentive stock options, non-qualified stock options or restricted stock. The maximum number of shares of Common Stock subject to any stock option or restricted stock award granted to any eligible employee or consultant under the Stock Incentive Plan during any fiscal year is 2,000,000 and the maximum of number of shares of Common Stock subject to any stock option granted to any non-employee director during any fiscal year is 300,000 (in each case subject to adjustment as provided in the Stock Incentive Plan).

The vesting schedule for any option granted under the Stock Incentive Plan, will be determined by our Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

Unless otherwise determined by the Committee at grant, each stock option will provide that (i) if the participant engages in detrimental activity (as defined in the Stock Incentive Plan) prior to exercise of the stock option, all stock options held by the participant will terminate; (ii) as a condition of the exercise of a stock option, the participant must certify at the time of exercise that the participant is in compliance with the terms and conditions of the Stock Incentive Plan and that the participant has not engaged in, and does not intend to engage in, detrimental activity; and (iii) if the participant engages in detrimental activity, the Company is entitled to receive from the participant at any time within one year after such exercise, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). These provisions do not apply on or after a change in control (as defined in the Stock Incentive Plan).

INCENTIVE STOCK OPTIONS

Stock options qualify as incentive stock options if they meet the requirements of Section 422 of the Internal Revenue Internal Revenue Code. Incentive stock options may only be granted to employees of the Company or its parent or subsidiary and any person holding capital stock of the Company or its parent or subsidiary possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its parent or subsidiary will not be eligible to receive incentive stock options unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted and the term is not longer than five years. Each incentive stock option granted pursuant to the Stock Incentive Plan is exercisable, during the participant's lifetime, only by the participant or the participant's guardian or legal representative.

NON-QUALIFIED STOCK OPTIONS

Non-qualified stock options may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to us and our affiliates. Stock options are non-qualified stock options if they do not meet the requirements for incentive stock options.

RESTRICTED STOCK

The Committee may grant shares of restricted stock, which is an award of shares of Common Stock that is subject to the attainment of pre-established performance goals or other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of the Company, or any of its subsidiaries or parent corporations. Unless otherwise determined by the Committee at grant, each award of restricted stock will provide that if the participant engages in detrimental activity prior to, or during the one year period after, any vesting of restricted stock, the Committee may direct (at any time within two years thereafter) that all unvested restricted stock be immediately forfeited to the Company and that the participant will pay the Company an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above (this does not apply on or after a Change in Control). The purchase price of the restricted stock will be fixed by the Committee.

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Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the award date by executing a restricted stock agreement, which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse, and paying whatever price (if any) the Committee designates. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an award of restricted stock will not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such award.

Section 162(m) of the Internal Revenue Code allows an employer a tax deduction for certain compensation in excess of $1,000,000 paid to "covered employees" (generally, the top five named executive officers listed on the Summary Compensation Table) of a publicly held corporation of the compensation is "qualified performance-based" compensation.

Awards of restricted stock may or may not be structured to satisfy Section 162(m) of the Internal Revenue Code. Restricted stock that is intended to be performance-based under Section 162(m) of the Internal Revenue Code may be based upon the attainment of one or more of the following performance goals: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
(vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" means all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

In addition, such performance criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under
Section 162(m) of the Internal Revenue Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:
(i) designate additional business criteria on which the performance criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria. Tax regulations generally require that stockholders re-approve the material terms of the performance criteria every five years. It is now over four years since initial stockholder approval of the performance criteria under the Stock Incentive Plan. If approved, and unless the material terms of the performance criteria are subsequently changed, the performance criteria will meet the stockholder approval requirements under Section 162(m) of the Internal Revenue Code until 2009.

TERM OF THE STOCK OPTIONS

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All options will lapse on the expiration of the option terms specified by the
Committee in a certificate evidencing such option, but in no event will non-qualified stock options or incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of the Company, its subsidiary corporations or its parent corporations).

MAXIMUM NUMBER OF SHARES SUBJECT TO A GRANT

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under this Stock Incentive Plan and/or any other stock option plan of the Company or any of its subsidiary or parent corporations exceeds $100,000, such options will be treated as non-qualified stock options. In addition, if an employee does not remain employed by the Company, or any of its subsidiary or parent corporations at all times from the time an incentive stock option is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option will be treated as a non-qualified stock option. Should any provision of this Stock Incentive Plan not be necessary in order for the stock options to qualify as incentive stock options, or should any additional provisions be required, the Committee may amend this Stock Incentive Plan accordingly, without the necessity of obtaining the approval of the Company stockholders.

PAYMENT BY OPTIONHOLDERS FOR THE SHARES UNDERLYING THE OPTIONS UPON EXERCISE

Payment of the purchase price is by (i) cash, check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market quoted on a national quotation system sponsored by the National Association of Securities Dealers, or on the Over The Counter Bulletin Board, and the Committee authorizes, through a "cashless exercise" procedure whereby the participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of stock options or by payment in full or in part in the form of Common Stock owned by the participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements based on the fair market value of the Common Stock on the payment date).

RIGHTS OF RECIPIENTS OF A RESTRICTED STOCK AWARD

Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

CHANGE IN CONTROL

According to our Stock Incentive Plan, a "change in control" occurs if: (i) we are dissolved or liquidated; (ii) we reorganize, merge or consolidate with one or more corporations where we are not the surviving entity; (iii) we liquidate or sell all of substantially all of our assets to a person who owns at least 50% or more of the combined voting power of our outstanding voting securities, or
(iv) if a person becomes the beneficial owner of 50% or more of the combined voting power of our then outstanding securities (provided that if any person becomes the beneficial owner of such securities but does become entitled to the voting power of those securities, it does not constitute a change in control).

Upon a change in control, unless otherwise provided in your award agreement: (i) any unvested outstanding options will become fully vested unless your option is either assumed or replaced with a substitute option covering the shares



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of a successor corporation; and (ii) restrictions as to which any shares of restricted stock are subject will lapse. However, upon the occurrence of an "acquisition event" (as defined in the Stock Incentive Plan), all outstanding options will become fully vested and will terminate unless they are exercised within 20 days after written notice of such "acquisition event."

CHANGES IN OUR CORPORATE STRUCTURE

If our corporate structure changes or if our shares change (e.g., if we recapitalize, we split our stock, we consolidate, we undertake a rights offering, or we issue a stock dividend), the Committee will make appropriate adjustments to the number or class of shares which may be distributed under the Stock Incentive Plan and the option price or other price of shares subject to the outstanding awards under the Stock Incentive Plan in order to prevent enlargement of rights or substantial dilution.

GRANTS TO NON-EMPLOYEE DIRECTORS

Non-employee directors receive an option to purchase up to 150,000 shares of Common Stock as of the date the non-employee Directors begins serving in that capacity. In addition, each non-employee director may receive an option to purchase up to 300,000 shares of Common Stock in a calendar year. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, exercisable for 10 years, 50% of which vest on the date of grant and 50% vest on the first anniversary of the date of grant, provided that the participant serves as a non-employee director of the Company on each vesting date.

ASSIGNABILITY OF AWARDS UNDER THE STOCK INCENTIVE PLAN ASSIGNABLE?

Options may not be sold, assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution. An option may only be exercised by the participant during his or her lifetime or his or her estate, for a period of time after the participant's death. Restricted stock may not be transferred during the period or periods set by the Committee.

AMENDMENTS OR TERMINATION OF THE STOCK INCENTIVE PLAN

Generally, our Board of Directors or the Committee has the power to amend, terminate or suspend all or any portion of the Stock Incentive Plan without stockholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the Stock Incentive Plan without the recipient's consent. Additionally, our Board of Directors may not, without further approval of the Company's stockholders, according to Florida Law, solely to the extent required by the applicable provisions of Rule 16b-3, Sections 162(m) or 422 of the Internal Revenue Code, or the rules of any applicable exchange:

               o increase the aggregate number of shares of Common Stock that may be issued under this Stock Incentive Plan,

               o increase the maximum individual participant limitations for a fiscal year,

               o change the classification of employees, consultants or non-employee directors eligible to receive awards under the Stock Incentive Plan,

               o   decrease the minimum option price of any stock option,

               o   extend the maximum stock option period,

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               o   materially alter the performance criteria for restricted
                   stock, or

               o make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded.

Unless terminated by our Board of Directors earlier, the Stock Incentive Plan will terminate on November 17, 2010.

B.  AMENDMENT OF EMPLOYMENT AGREEMENTS

On December 29, 2004, Dario Echeverry ("Executive") and the Company executed an amendment to the employment agreement by and between Executive and the Company dated as of December 4, 2002, as amended on January 1, 2003 (the "Employment Agreement"). Executive is the Chairman of the Board of Directors and the Chief Executive Officer of the Company. The Employment Agreement had a term ending on April 1, 2005 (subject to automatic renewals for successive one-year terms, unless either the Company or Executive notifies the other in writing at least ninety (90) days prior to the end of the then current term that it or he does not intend to renew the employment term). The amendment, executed by Executive and the Company on December 29, 2004, changes the date of termination from April 1, 2005 to June 1, 2005. The Employment Agreement was not otherwise modified or amended.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 4, 2005, the Company has engaged the firm of Rachlin Cohen & Holtz LLP (the "New Auditor") as its independent auditor for the fiscal year ending March 31, 2005.

The Company did not consult the New Auditor regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and neither written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of
Item 304 of Regulation S-B).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information

      Not applicable.

(c)   Exhibits.

      10.1     2000 Stock Incentive Plan, as Amended and Restated.

      10.2 Amendment No. 2 to Employment Agreement between Dario Echeverry and Phone1Globalwide, Inc., dated December 29, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     PHONE1GLOBALWIDE, INC.


Date:  January 4, 2005               By: /s/ Syed Naqvi
                                         ---------------------------------
                                         Name:  Syed Naqvi
                                         Title: Chief Financial Officer







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